                                                                   EXHIBIT 10.5
                                                                      PNCBANK
DISCLOSURE FOR CONFESSION OF JUDGMENT

Undersigned:            EQK REALTY INVESTORS I
                        3424 Peachtree Road, N.E.
                        Suite 800
                        Atlanta, Georgia 30326


Lender:                 PNC BANK, NATIONAL ASSOCIATION
                        1600 Market Street,
                        Philadelphia, Pennsylvania 19103

         The undersigned has executed, and/or is executing, on or about the date hereof, the following document(s) under which the undersigned is obligated to repay monies to Lender:

      1.    $1,571,528.19  Sixth Amended and Restated Note

      A. THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT THE ABOVE DOCUMENT CONTAINS PROVISIONS UNDER WHICH LENDER MAY ENTER JUDGMENT BY CONFESSION AGAINST THE UNDERSIGNED. BEING FULLY AWARE OF ITS RIGHTS TO PRIOR NOTICE AND A HEARING ON THE VALIDITY OF ANY JUDGMENT OR OTHER CLAIMS THAT MAY BE ASSERTED AGAINST IT BY LENDER THEREUNDER BEFORE JUDGMENT IS ENTERED, THE UNDERSIGNED HEREBY FREELY, KNOWINGLY AND INTELLIGENTLY WAIVES THESE RIGHTS AND EXPRESSLY AGREES AND CONSENTS TO LENDER'S ENTERING JUDGMENT AGAINST IT BY CONFESSION PURSUANT TO THE TERMS THEREOF.

      B. THE UNDERSIGNED ALSO ACKNOWLEDGES AND AGREES THAT THE ABOVE DOCUMENT CONTAINS PROVISIONS UNDER WHICH LENDER MAY, AFTER ENTRY OF JUDGMENT AND WITHOUT EITHER NOTICE OR A HEARING, FORECLOSE UPON, ATTACH, LEVY, TAKE POSSESSION OF OR OTHERWISE SEIZE PROPERTY OF THE UNDERSIGNED IN FULL OR PARTIAL PAYMENT OF THE JUDGMENT. BEING FULLY AWARE OF ITS RIGHTS AFTER JUDGMENT IS ENTERED (INCLUDING THE RIGHT TO MOVE TO OPEN OR STRIKE THE JUDGMENT), THE UNDERSIGNED HEREBY FREELY, KNOWINGLY AND INTELLIGENTLY WAIVES ITS RIGHTS TO NOTICE AND A HEARING AND EXPRESSLY AGREES AND CONSENTS TO LENDER'S TAKING SUCH ACTIONS AS MAY BE PERMITTED UNDER APPLICABLE STATE AND FEDERAL LAW WITHOUT PRIOR NOTICE TO THE UNDERSIGNED.

      C. The undersigned certifies that a representative of Lender specifically called the confession of judgment provisions in the above documents to the attention of the undersigned, and/or that the undersigned was represented by legal counsel in connection with the above documents.

      D. The undersigned hereby certifies: that its annual income exceeds $10,000; that all references to "the undersigned" above refer to all persons and entities signing below; and that the undersigned received a copy hereof at the time of signing.


                                               EQK REALTY INVESTORS I, a
                                               Massachusetts business trust


                                               By: /s/ SAM F. HATCHER
                                                   --------------------------
                                               Name:  Sam F. Hatcher
                                                     ------------------------
                                               Title: President
                                                      -----------------------


DATED: As of June 15, 1999